Exhibit 99.1 KIRKLAND & ELLIS LLP KIRKLAND & ELLIS INTERNATIONAL LLP Edward O. Sassower, P.C. (admitted pro hac vice) Christopher Marcus, P.C. (admitted pro hac vice) Derek I. Hunter (admitted pro hac vice) 601 Lexington Avenue New York, New York 10022 Telephone: (212) 446-4800 Facsimile: (212) 446-4900 edward.sassower@kirkland.com christopher.marcus@kirkland.com derek.hunter@kirkland.com COLE SCHOTZ P.C. Michael D. Sirota, Esq. Warren A. Usatine, Esq. Felice R. Yudkin, Esq. Court Plaza North, 25 Main Street Hackensack, New Jersey 07601 Telephone: (201) 489-3000 msirota@coleschotz.com wusatine@coleschotz.com fyudkin@coleschotz.com Co-Counsel for Post-Effective Date Debtors UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW JERSEY In re: CYXTERA TECHNOLOGIES, INC., et al., Debtors.1 Chapter 11 Case No. 23-14853 (JKS) (Jointly Administered) 1 A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://www.kccllc.net/cyxtera. The location of Debtor Cyxtera Technologies, Inc.’s principal place of business and the Debtors’ service address in these chapter 11 cases is: 2333 Ponce de Leon Boulevard, Ste. 900, Coral Gables, Florida 33134.

2 NOTICE OF (A) ENTRY OF THE ORDER CONFIRMING THE FOURTH AMENDED JOINT PLAN OF REORGANIZATION OF CYXTERA TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE AND (B) OCCURRENCE OF EFFECTIVE DATE TO ALL CREDITORS, INTEREST HOLDERS, AND OTHER PARTIES IN INTEREST: PLEASE TAKE NOTICE that the Honorable John K. Sherwood, United States Bankruptcy Judge, entered an order confirming the Fourth Amended Joint Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (as may be modified, the “Plan”) [Docket No.718] (the “Confirmation Order”), which the Clerk of the United States Bankruptcy Court for the District of New Jersey (the “Court”) docketed on November 17, 2023.2 PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order, the Plan, and all other documents filed in these chapter 11 cases may be obtained free of charge by visiting the website of Kurtzman Carson Consultants LLC at https://www.kccllc.net/cyxtera. You may also obtain copies of any pleadings by visiting the Court’s website at https://www.njb.uscourts.gov in accordance with the procedures and fees set forth therein. PLEASE TAKE FURTHER NOTICE that the Effective Date occurred on January 12, 2024. PLEASE TAKE FURTHER NOTICE that, unless otherwise provided in the Plan, the Confirmation Order, or any other applicable order of the Court or Holders of an Allowed Administrative Claim and the Debtors have agreed otherwise, all requests for payment of Administrative Claims must be Filed with the Bankruptcy Court and served on the Debtors on or before the Administrative Claims Bar Date, which: (a) with respect to Administrative Claims other than Professional Fee Claims, shall be thirty (30) days after the Effective Date; and (b) with respect to Professional Fee Claims, shall be forty-five (45) days after the Effective Date. Holders of Administrative Claims that are required to, but do not, File and serve such a request for payment of such Administrative Claims on or before the Administrative Claims Bar Date shall be forever barred, estopped, and enjoined from asserting such Administrative Claims against the Debtors, their Estates, or their property, and such Administrative Claims shall be deemed discharged as of the Effective Date without the need for any objection from the Debtors or the Post-Effective Date Debtors, as applicable, or any notice to or action, order, or approval of the Bankruptcy Court or any other Entity. Objections to such requests, if any, must be Filed with the Bankruptcy Court and served on the Debtors and the requesting party by the Claims Objection Deadline. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be Filed with the Bankruptcy Court with respect to an Administrative Claim previously Allowed. 2 Capitalized terms used in this notice but not otherwise defined herein shall have the meanings ascribed to them in the Plan or the Confirmation Order, as applicable.

3 PLEASE TAKE FURTHER NOTICE that, unless otherwise provided by a Final Order of the Court, all Proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Confirmation Order, if any, must be Filed with the Claims and Noticing Agent at: (i) https://www.kccllc.net/cyxtera, (ii) first- class U.S. Mail, which Proof of Claim must include an original signature, at the following address: Cyxtera Technologies, Inc. Claims Processing Center, c/o Kurtzman Carson Consultants LLC, 222 N. Pacific Coast Highway, Suite 300, El Segundo, CA 90245, or (iii) overnight mail, or other hand-delivery system, which Proof of Claim must include an original signature, at the following address: Cyxtera Technologies, Inc. Claims Processing Center, c/o Kurtzman Carson Consultants LLC, 222 N. Pacific Coast Highway, Suite 300, El Segundo, CA 90245, and served on the Post- Effective Date Debtors no later than thirty (30) days after the effective date of such rejection. PLEASE TAKE FURTHER NOTICE that the Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article VIII of the Plan. PLEASE TAKE FURTHER NOTICE that the Plan and its provisions are binding on the Debtors, the Post-Effective Date Debtors, and any Holder of a Claim or an Interest and such Holder’s respective successors and assigns, whether or not the Claim or the Interest of such Holder is Impaired under the Plan, and whether or not such Holder voted to accept the Plan. [Remainder of page intentionally left blank]

Dated: January 12, 2024 /s/ Michael D. Sirota COLE SCHOTZ P.C. Michael D. Sirota, Esq. Warren A. Usatine, Esq. Felice R. Yudkin, Esq. Court Plaza North, 25 Main Street Hackensack, New Jersey 07601 Telephone: (201) 489-3000 Email: msirota@coleschotz.com wusatine@coleschotz.com fyudkin@coleschotz.com KIRKLAND & ELLIS LLP KIRKLAND & ELLIS INTERNATIONAL LLP Edward O. Sassower, P.C. (admitted pro hac vice) Christopher Marcus, P.C. (admitted pro hac vice) Derek I. Hunter (admitted pro hac vice) 601 Lexington Avenue New York, New York 10022 Telephone: (212) 446-4800 Facsimile: (212) 446-4900 Email: edward.sassower@kirkland.com christopher.marcus@kirkland.com derek.hunter@kirkland.com Co-Counsel for Post-Effective Date Debtors